SUPPLEMENT DATED AUGUST 10, 2023 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2335

DATED AUGUST 8, 2023

REIT Portfolio, Series 29 (the “Trust”)

File No. 333-272582

Notwithstanding anything to the contrary in the Prospectus, the “Market Capitalization” table under “Investment Summary – Portfolio Diversification” section for the Trust is hereby deleted and replaced with the following:

Market Capitalization	Approximate Portfolio Percentage
Small-Capitalization	24.02%
Mid-Capitalization	68.04
Large-Capitalization	7.94
Total	100.00%

In addition, the following is added to the “Investment Summary – Principal Risks” section for the Trust:

•	The trust invests in securities issued by small-capitalization and mid-capitalization companies. These securities customarily involve more investment risk than securities of large-capitalization companies. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources and may be more vulnerable to adverse general market or economic developments.

Finally, the first two sentences of the eleventh risk under the “Understanding Your Investments – Investment Risks” section for the Trust is hereby deleted and replaced with the following:

Small-capitalization and mid-capitalization company risk. The Energy Innovation Trust and REIT Trust include securities issued by small-capitalization and mid-capitalization companies.

Please keep for future reference.